SEMI-ANNUAL REPORT


SMITH BARNEY
INTERMEDIATE
MATURITY
CALIFORNIA
MUNICIPALS FUND

-----------------------------------
May 31, 1997

[LOGO] SMITH BARNEY MUTUAL FUNDS
       Investing for your future.
       Every day.

SMITH BARNEY INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND
================================================================================

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Intermediate Maturity California Municipals Fund ("Fund") for the period ended May 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow.

Fund's Performance Update

For the six months ended May 31, 1997, the Class A shares of the Fund generated a total return of 1.42% and outperformed the Fund's Lipper Analytical Services Inc. intermediate-term municipals peer group average total return of 1.29% for the same period. (Lipper Analytical Services, Inc. is an independent fund tracking organization.)

In addition, the Fund paid income dividends totaling $0.20 per Class A share during the reporting period. Based on a net asset value (NAV) of $8.47 and a current monthly income dividend of $0.0325 per Class A share, this equates to an annualized distribution rate of 4.60%. For a California resident in the combined state and federal income tax bracket of 42%, the Fund's tax-free yield of 4.60% is equivalent to a taxable yield of 7.93%. (This figure assumes an investor is in the federal tax bracket of 36%, which constitutes approximately 10% of all U.S. taxpayers according to the Internal Revenue Service.)

Market and Economic Overview

For the past several months ending in May, the bond market experienced a significant correction in prices. This correction was a reaction not only to the Federal Reserve's ("Fed") minor tightening of short-term interest rates but more so to the conservative stance taken by the Fed's Chairman, Alan Greenspan. Given a benign inflationary outlook and moderating economic data, we felt this indicated a less robust economy in the second quarter. We felt that long-term interest rates were quite cheap. In our view, these factors have led us to a very positive outlook for long-term interest rates and the municipal bond market through the summer.

The Fed has declined to push the federal funds rate higher at both the May and July meetings. (The federal funds rate is the interest rate banks charge each other for overnight loans and an indicator of the direction of interest rates.)

Despite impressive growth in jobs, the producer price indices (PPI) and consumer price indices (CPI) have been quite benign. Second quarter growth has also been much more moderate than the two previous quarters. Therefore, the Fed's response has been, in our opinion, appropriate, and should be positive for the bond market.

California Economic Highlights

The California economy has proved to be very vibrant and diversified, enjoying strong growth most of the last six years. Job growth in the services and manufacturing sectors, over a broad range of industries, has become the cornerstone of California's recovery. As a result, the state's unemployment rate is now at its lowest level in seven years and personal income has risen steadily. These strong characteristics have allowed California's gross state product to exceed the $1 trillion level. This is the first time any state has achieved this level of economic output.

Fund's Investment Strategy

Our basic goal during the recent bond market correction has been to position the Fund in high-grade bonds and maintain a low cash position. This strategy should enable us to maximize our dividend income and give us a better chance to participate in the price appreciation that we believe this market will experience from today's levels.

During the reporting period, the Fund continued to maintain its emphasis on high credit quality. As of May 31, 1997, roughly 98.0% of the Fund's holdings were rated investment grade with nearly 48.0% of these investments rated AAA. (An investment-grade security is a security with a rating of BBB/Baa or better from Standard & Poor's Ratings Service or Moody's Investors Service, Inc., two major credit report and bond rating agencies.)

As an intermediate-term municipal bond fund, the weighted average maturity of the Fund's securities will normally not exceed ten years. In our opinion, the shorter-term bonds should provide investors with a competitive return with significantly less volatility than longer-term bonds. As of May 31, 1997, the Fund's weighted average maturity was approximately 7.2 years. Also at the end of the reporting period, the Fund's assets were allocated among the following types of municipal bond issues: housing bonds (16.6%), hospital bonds (15.8%) and transportation bonds (13.4%).

Outlook

Throughout 1997, the municipal market has outperformed its taxable counterpart significantly. This is due simply to an ongoing imbalance in the supply and demand for municipal bonds. For the past several years, supply has been quite moderate, averaging about $170 billion per year. Conversely, demand has been very strong, due to the significant amount of bond calls that have reduced the amount of municipal debt outstanding by approximately $200 billion during the last three years. Since we do not foresee any dramatic changes in this relationship, we expect municipal debt to continue to show strong performance relative to taxable debt.

In closing, thank you for your investment in the Smith Barney Intermediate Maturity California Municipals Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                    /s/ Joseph P. Deane

Heath B. McLendon                        Joseph P. Deane
Chairman                                 Vice President and
                                         Investment Officer

July 9, 1997

================================================================================
Historical Performance -- Class A Shares
================================================================================

                            Net Asset Value
                          --------------------
                          Beginning     End      Income     Capital    Total
Period Ended              of Period  of Period  Dividends    Gains   Returns(1)
================================================================================
5/31/97                      $8.55     $8.47      $0.20      $0.00     1.42%+
--------------------------------------------------------------------------------
11/30/96                      8.53      8.55       0.40       0.00     5.05
--------------------------------------------------------------------------------
11/30/95                      7.80      8.53       0.40       0.00    14.84
--------------------------------------------------------------------------------
11/30/94                      8.50      7.80       0.39       0.01    (3.65)
--------------------------------------------------------------------------------
11/30/93                      8.04      8.50       0.39       0.00    10.70
--------------------------------------------------------------------------------
Inception*-11/30/92           7.90      8.04       0.35       0.00     6.33+
================================================================================
Total                                             $2.13      $0.01
================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================

                            Net Asset Value
                          --------------------
                          Beginning     End      Income     Capital    Total
Period Ended              of Period  of Period  Dividends    Gains   Returns(1)
================================================================================
5/31/97                      $8.54     $8.46      $0.19      $0.00     1.32%+
--------------------------------------------------------------------------------
11/30/96                      8.52      8.54       0.38       0.00     4.84
--------------------------------------------------------------------------------
11/30/95                      7.80      8.52       0.38       0.00    14.36
--------------------------------------------------------------------------------
Inception*-11/30/94           7.76      7.80       0.02       0.00     0.72+
================================================================================
Total                                             $0.97      $0.00
================================================================================

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                             Net Asset Value
                           --------------------
                           Beginning     End      Income     Capital    Total
Period Ended               of Period  of Period  Dividends    Gains   Returns(1)
================================================================================
5/31/97                       $8.56    $8.48      $0.21       $0.00     1.51%+
--------------------------------------------------------------------------------
11/30/96                       8.54     8.56       0.41        0.00     5.22
--------------------------------------------------------------------------------
Inception*-11/30/95            8.39     8.54       0.09        0.00     2.92+
================================================================================
Total                                             $0.71       $0.00
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
Average Annual Total Return
================================================================================

                                                    Without Sales Charge(1)
                                               ---------------------------------
                                               Class A     Class C     Class Y
================================================================================
Six Months Ended 5/31/97+                         1.42%      1.32%       1.51%
--------------------------------------------------------------------------------
Year Ended 5/31/97                                6.58       6.37        6.77
--------------------------------------------------------------------------------
Five Years Ended 5/31/97                          6.48       N/A         N/A
--------------------------------------------------------------------------------
Inception* through 5/31/97                        6.23       8.19        5.63
================================================================================

                                                     With Sales Charge(2)
                                               ---------------------------------
                                               Class A     Class C     Class Y
================================================================================
Six Months Ended 5/31/97+                        (0.56)%     0.32%       1.51%
--------------------------------------------------------------------------------
Year Ended 5/31/97                                4.45       5.37        6.77
--------------------------------------------------------------------------------
Five Years Ended 5/31/97                          6.05       N/A         N/A
--------------------------------------------------------------------------------
Inception* through 5/31/97                        5.84       8.19        5.63
================================================================================

================================================================================
Cumulative Total Return
================================================================================
                                                      Without Sales Charge(1)
================================================================================
Class A (Inception* through 5/31/97)                          38.77%
--------------------------------------------------------------------------------
Class C (Inception* through 5/31/97)                          22.35
--------------------------------------------------------------------------------
Class Y (Inception* through 5/31/97)                           9.94
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, C and Y shares are December 31, 1991, November 8, 1994 and September 8, 1995, respectively.

================================================================================
Historical Performance (unaudited)
================================================================================

               Growth of $10,000 Invested in Class A Shares of the
          Smith Barney Intermediate Maturity California Municipals Fund
                vs. Lehman Brothers 10-Year Municipal Bond Index
            and Lipper Analytical Services, Inc. Peer Group Average+
--------------------------------------------------------------------------------
                            December 1991 -- May 1997

                                  [GRAPHIC]

                                         Lehman Bros.           Lipper
              SB Intermediate Maturity     10 Year               Peer
                     California           Municipal              Group
                  Municipals Fund         Bond Index            Average
--------------------------------------------------------------------------------
12/31/91               9,802                10,000               10,000
11/92                 10,422                10,767               10,621
11/93                 11,537                12,028               11,671
11/94                 11,116                11,491               11,240
11/95                 12,767                13,623               12,848
11/96                 13,412                14,394               13,490
5/31/97               13,602                14,637               13,664

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 1997. The Lehman Brothers 10-Year Municipal Bond Index ("Index") is a broad-based index which includes about 5,200 bonds totaling approximately $63 billion in market capitalization. The Lipper Analytical Services, Inc. Peer Group Average is composed of an average of the Fund's peer group of mutual funds (31 funds as of May 31, 1997) investing in intermediate maturity California tax-exempt bonds. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Portfolio Highlights (unaudited)                                    May 31, 1997
================================================================================

Portfolio Breakdown

                   [PIE CHART]

Education                                   8.8%
General Obligation                          0.8%
Hospital                                   15.8%
Housing                                    16.6%
Miscellaneous                              17.0%
Solid Waste                                 9.4%
Tax Allocation                              8.5%
Transportation                             13.4%
Water & Sewer                               9.7%


Summary of Municipal Bonds And Short-Term Tax Exempt
Investments by Combined Ratings

                                     Standard &                Percentage of
  Moody's           and/or             Poor's                Total Investments
--------------------------------------------------------------------------------
   Aaa                                   AAA                          47.6%
   Aa                                    AA                           14.8
    A                                     A                           19.4
   Baa                                   BBB                          15.9*
   NR                                    NR                            1.6
P-1/VMIG 1                            A-1/SP-1                         0.7
                                                                     -----
                                                                     100.0%
                                                                     =====

* 0.8% of investments were rated by Fitch Investors Services, Inc.

================================================================================
Schedule of Investments (unaudited)                                 May 31, 1997
================================================================================

         FACE
         AMOUNT     RATING                      SECURITY                                            VALUE
===========================================================================================================
Education -- 8.8%
                                 California Educational Facilities Authority,
                                   Revenue Bonds:
       $  945,000     AAA             College of Osteopathic Medicine,
                                         CONNIE LEE-Insured, 5.550% due 6/1/06                  $   975,712
          320,000     A1*             Loyola Marymount University,
                                         Series B, 6.300% due 10/1/03                               346,000
          200,000     A2*             Mills College, 6.500% due 9/1/02                              214,750
          500,000     AA              University of Southern California,
                                         5.300% due 10/1/04                                         515,625
          285,000                  AAA Kern High School District, Series C,
                                   MBIA-Insured, (Escrowed to Maturity with U.S.
                                   Government Securities), 8.750% due 8/1/03                        349,125
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,401,212
-----------------------------------------------------------------------------------------------------------
General Obligation -- 0.8%
          200,000     A+         California State GO, 6.000% due 9/1/03                             214,500
-----------------------------------------------------------------------------------------------------------
Hospital -- 15.8%
          305,000     AAA        Arlington Community Hospital Corp., Parkview Community
                                   Hospital, First Mortgage Revenue, (Escrowed to
                                   Maturity with U.S. Government Securities),
                                   8.000% due 6/1/04                                                333,975
                                 California Health Facilities Financing Authority:
          200,000     AAA          Adventist Health System/West Agency, Series B,
                                      MBIA-Insured, 6.150% due 3/1/99                               206,250
        1,000,000     AAA          Mills-Peninsula, CONNIE LEE-Insured,
                                      5.300% due 1/15/05                                          1,016,250
          200,000     AA-          Sisters of Providence, 6.200% due 10/1/03                        215,000
          400,000     NR           St. Elizabeth's Hospital Project,
                                      (Pre-Refunded -- Escrowed with U.S. Government
                                      Securities to 11/5/02 Call @ 102),
                                      5.900% due 11/15/03(a)                                        431,500
        1,200,000     AA         California Statewide Community Development, COP,
                                   St. Joseph's Health, 5.875% due 7/1/05                         1,264,500
          345,000     AAA        City of Marysville Hospital Revenue Refunding Bonds,
                                   (The Fremont-Rideout Health Group), 1993 Series A,
                                   AMBAC-Insured, 5.100% due 1/1/03(b)                              351,900
          250,000     A          Riverside County Asset Leasing Corp., Leasehold
                                   Revenue, Riverside County Hospital (Project A),
                                   6.000% due 6/1/04                                                261,250
          213,000     BBB++       Valley Health Systems COP, (Refunding Project),
                                   6.250% due 5/15/99                                               215,397
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,296,022
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                     May 31, 1997
================================================================================

         FACE
         AMOUNT     RATING                      SECURITY                                            VALUE
===========================================================================================================
Housing -- 16.6%
       $1,250,000     AAA        ABAG Financing Authority, Multi-Family Housing Revenue,
                                   Series A, 5.700% mandatory put 11/1/06(c)                    $ 1,265,625
                                 California, Home Mortgage Revenue:
          280,000     Aa2*         Series B-1, FHA-Insured, 5.900% due 8/1/04(c)                    288,750
          700,000     Aa2*         Series E-1, FHA-Insured, 5.900% due 2/1/05(c)                    730,625
          700,000     Aa2*         Series E-1, FHA-Insured, 5.900% due 8/1/05(c)                    732,375
            5,000     Aa2*         Single-Family Housing Revenue, Series A,
                                      10.000% due 2/1/02                                              5,009
          750,000     AAA        Riverside County, Multi-Family Housing Revenue,
                                   Series B, FNMA-Collateralized, 5.625%
                                   mandatory put 7/1/09                                             748,125
          285,000     AAA        San Luis Obispo HFA, Multi-Family Housing Revenue,
                                   (Parkwood Apartments Project), Series A,
                                   FNMA-Collateralized, 5.500% due 8/1/03                           288,563
          465,000     AAA        City of Santa Rosa Mortgage Revenue Refunding,
                                   (Marlow Apartments Project), FHA-Insured,
                                   5.600% due 9/1/05                                                466,743
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,525,815
-----------------------------------------------------------------------------------------------------------
Miscellaneous -- 17.0%
          200,000     P-1*       California PCR Financing Authority, 4.050%
                                   due 6/1/17(d)                                                    200,000
          800,000     BBB        Fresno Joint Powers Financing Authority,
                                   Series A, 5.750% due 9/2/98                                      802,000
          480,000     A+         Irvine Ranch Water District, Joint Powers Agency,
                                   Local Pool Revenue, Issue II, 7.800% due 8/15/01                 499,200
        1,080,000     AAA        Los Angeles County Community Facilities District No. 3,
                                   Special Tax Revenue, Series A, FSA-Insured,
                                   5.250% due 9/1/07                                              1,093,500
          150,000     Aaa*       Montclair Redevelopment Agency, Residential
                                   Mortgage Revenue, (Escrowed to Maturity with
                                   U.S. Government Securities), 7.750% due 10/1/11                  172,688
                                 San Francisco Downtown Parking, Series R:
          450,000     A*           6.000% due 4/1/02                                                474,750
          280,000     A*           6.150% due 4/1/03                                                299,600
                                 Santa Barbara COP, (Harbor Refunding Project):
          270,000     A*           6.400% due 10/1/02                                               286,538
          285,000     A*           6.500% due 10/1/03                                               306,019
          250,000     AA-        Simi Valley Community Development Agency COP,
                                   Simi Valley Business Center, Guaranty Agreement
                                   with New England Mutual Life, 6.050%
                                   mandatory put 10/1/99                                            256,875
          205,000     AAA        Upland COP, (Police Building Refunding Project),
                                   AMBAC-Insured, 6.200% due 8/1/02                                 219,606
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,610,776
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                     May 31, 1997
================================================================================

         FACE
         AMOUNT     RATING                      SECURITY                                            VALUE
===========================================================================================================
Solid Waste -- 9.4%
                                 Kings County Waste Management,
                                   Solid Waste Revenue Bonds:
       $  400,000     BBB+            6.500% due 10/1/03(c)                                     $   426,000
          310,000     BBB+            6.600% due 101/04                                             332,088
        1,000,000     Baa1*      South Napa Solid Waste Management Authority,
                                   6.000% due 2/15/04(c)                                          1,037,500
          795,000     A*         Redding Joint Powers Financing Authority,
                                   Solid Waste and Corporate Yard Revenue Bonds,
                                   Series A, 5.000% due 1/1/04                                      772,144
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,567,732
-----------------------------------------------------------------------------------------------------------
Tax Allocation -- 8.5%
        1,000,000     Baa*       Hawthorne Community Redevelopment Agency,
                                   Tax Allocation, (Redevelopment Project Area 2),
                                   6.200% due 9/1/05(b)                                           1,046,250
          565,000     AAA        Lynwood Redevelopment Agency Tax Allocation,
                                   (Project Area A), AMBAC-Insured, 5.125% due 7/1/03               577,713
          665,000     A-         Paramount Redevelopment Agency
                                   Tax Allocation Refunding, (Redevelopment Project
                                   Area No. 1), 5.800% due 8/1/03                                   694,094
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,318,057
-----------------------------------------------------------------------------------------------------------
Transportation -- 13.4%
          500,000     A1*        Los Angeles County Transportation Commission, COP,
                                   Series B, 6.200% due 7/1/03                                      529,375
                                 Palm Springs Financing Authority, Airport Revenue,
                                   Palm Springs Regional Airport, MBIA-Insured:
          200,000     AAA             5.400% due 1/1/03(c)                                          207,000
          400,000     AAA             5.500% due 1/1/04(c)                                          417,000
          350,000     A1*        Sacramento Regional Transportation, COP, Series A,
                                   6.400% due 3/1/03                                                374,060
          240,000     AAA        San Francisco Airport Improvement Corp.,
                                   Lease Revenue, (Escrowed to Maturity with
                                   U.S. Government Securities), 8.000% due 7/1/13                   282,300
                                 San Jose, Airport Revenue:
          500,000     AAA          MBIA-Insured, 5.750% due 3/1/03                                  526,250
          800,000     AAA          Series 93, FGIC-Insured, 5.400% due 3/1/04(c)                    823,000
          450,000     BBB+       Southern California Rapid Transit Authority, District A2,
                                   Special Benefit Assessment, 6.100% due 9/1/03                    470,250
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,629,235
-----------------------------------------------------------------------------------------------------------
Water & Sewer -- 9.7%
        1,000,000     AAA        El Dorado Public Agency Financing Authority,
                                   FGIC-Insured, 5.200% due 2/15/07                               1,012,500

                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                     May 31, 1997
================================================================================

         FACE
         AMOUNT     RATING                      SECURITY                                            VALUE
===========================================================================================================
Water & Sewer -- 9.7% (continued)
       $1,000,000     AAA        Modesto Irrigation District Financing Authority Revenue,
                                   MBIA-Insured, 5.350% due 10/1/06                             $ 1,037,500
                                 Mojave Water District, California Improvement District,
                                   (Morongo Basin):
          250,000     AAA             Escrowed to Maturity with U.S. Government
                                         Securities, 6.250% due 9/1/02                              270,313
          280,000     AAA             Pre-Refunded -- Escrowed with U.S. Government
                                         Securities to 9/1/02 Call @ 102,
                                         6.375% due 9/1/03                                          309,050
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,629,363
-----------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS -- 100%
                                 (Cost -- $26,129,345**)                                        $27,192,712
===========================================================================================================

(a) Pre-Refunded bonds escrowed with U.S. Government Securities and bonds escrowed to maturity with U.S. Government Securities are considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.
(b)  Securities segregated by Custodian for open purchase commitment.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax. (d) Variable rate obligations payable at par on demand at any time on no more than seven days notice.
++   Fitch Investors Services, Inc.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 12 and 13 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

================================================================================
Bond Ratings
================================================================================

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

================================================================================
Short-Term Securities Ratings
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions
================================================================================

ABAG       --  Association of Bay Area
                Governments
AIG        --  American International
                Guaranty
AMBAC      --  American Municipal Bond
                Assurance Corporation
BIG        --  Bond Investors Guaranty
CGIC       --  Capital Guaranty Insurance
                Company
CONNIE LEE --  College Construction Loan
                Insurance Association
COP        --  Certificate of Participation
EDA        --  Economic Development
                Authority
FLAIRS     --  Floating Adjustable Interest
                Rate Securities
FGIC       --  Financial Guaranty Insurance
                Company
FHA        --  Federal Housing
                Administration
FHLMC      --  Federal Home Loan Mortgage
                Corporation
FNMA       --  Federal National Mortgage
                Association
FSA        --  Financial Security Assurance
GIC        --  Guaranteed Investment
                Contract
GNMA       --  Government National
                Mortgage Association
GO         --  General Obligation
HFA        --  Housing Finance Authority
IDA        --  Industrial Development
                Authority
IDB        --  Industrial Development Board
IDR        --  Industrial Development
                Revenue
INFLOS     --  Inverse Floaters
LOC        --  Letter of Credit
MBIA       --  Municipal Bond Investors
                Assurance Corporation
MVRICS     --  Municipal Variable Rate
                Inverse Coupon Security
PCFA       --  Pollution Control Financing
                Authority
PCR        --  Pollution Control Revenue
RIBS       --  Residual Interest Bonds
VA         --  Veterans Administration
VRDD       --  Variable Rate Daily Demand

===============================================================================
Statement of Assets and Liabilities (unaudited)                    May 31, 1997
===============================================================================

ASSETS:
  Investments, at value (Cost -- $26,129,345)                       $27,192,712
  Receivable for securities sold                                         50,000
  Receivable for Fund shares sold                                        88,227
  Interest receivable                                                   445,182
  Receivable from investment advisor                                    110,703
-------------------------------------------------------------------------------
  Total Assets                                                       27,886,824
-------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                     111,384
  Payable to bank                                                        50,160
  Distribution fees payable                                               1,095
  Accrued expenses                                                       21,872
-------------------------------------------------------------------------------
  Total Liabilities                                                     184,511
-------------------------------------------------------------------------------
Total Net Assets                                                    $27,702,313
===============================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     3,269
  Capital paid in excess of par value                                27,624,496
  Undistributed net investment income                                     1,529
  Accumulated net realized loss from security transactions             (990,348)
  Net unrealized appreciation of investments                          1,063,367
-------------------------------------------------------------------------------
Total Net Assets                                                    $27,702,313
===============================================================================
Shares Outstanding:
  Class A                                                             2,921,228
-------------------------------------------------------------------------------
  Class C                                                               315,390
-------------------------------------------------------------------------------
  Class Y                                                                32,759
-------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                          $8.47
-------------------------------------------------------------------------------
  Class C*                                                                $8.46
-------------------------------------------------------------------------------
  Class Y (and redemption price)                                          $8.48
-------------------------------------------------------------------------------
Class A Maximium Public Offering Price Per Share
  (net asset value plus 2.04% of net asset value per share)               $8.64
===============================================================================

* Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

===============================================================================
Statement of Operations (unaudited)
===============================================================================

For the Six Months Ended May 31, 1997

INVESTMENT INCOME:
  Interest                                                            $ 750,059
-------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                      41,142
  Administration fees (Note 3)                                           27,428
  Distribution fees (Note 3)                                             22,943
  Registration fees                                                      15,000
  Audit and legal                                                        14,350
  Trustees'  fees                                                        11,280
  Shareholder and system servicing fees                                  10,256
  Shareholder communications                                              9,544
  Amortization of deferred organization costs                             1,004
  Custody                                                                   690
  Other                                                                   1,055
-------------------------------------------------------------------------------
  Total Expenses                                                        154,692
  Less: Investment advisory and administration fee waivers (Note 3)     (49,370)
-------------------------------------------------------------------------------
  Net Expenses                                                          105,322
-------------------------------------------------------------------------------
Net Investment Income                                                   644,737
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 5):
  Realized Loss From Security
  Transactions (excluding short-term securities):
    Proceeds from sales                                                 277,000
    Cost of securities sold                                             281,186
-------------------------------------------------------------------------------
  Net Realized Loss                                                      (4,186)
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                               1,299,621
    End of period                                                     1,063,367
-------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                              (236,254)
-------------------------------------------------------------------------------
Net Loss on Investments                                                (240,440)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $  404,297
===============================================================================

                       See Notes to Financial Statements.

===============================================================================
Statements of Changes in Net Assets
===============================================================================

For the Six Months Ended May 31, 1997 (unaudited) and the Year Ended November 30, 1996

                                                       1997            1996
===============================================================================
OPERATIONS:
  Net investment income                              $ 644,737      $ 1,292,655
  Net realized gain (loss)                              (4,186)          21,872
  Increase (decrease) in net unrealized appreciation  (236,254)          11,418
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations               404,297        1,325,945
-------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 4):
  Net investment income                               (644,497)      (1,291,366)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                     (644,497)      (1,291,366)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                   1,855,703        4,206,393
  Net asset value of shares issued for
    reinvestment of dividends                          371,314          913,647
  Cost of shares reacquired                         (1,702,660)      (6,462,164)
-------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                            524,357       (1,342,124)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                      284,157       (1,307,545)
NET ASSETS:
  Beginning of period                               27,418,156       28,725,701
-------------------------------------------------------------------------------
  End of period*                                   $27,702,313      $27,418,156
===============================================================================
* Includes undistributed net investment income of:      $1,529           $1,289
===============================================================================

                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     Smith Barney Intermediate Maturity California Municipals Fund ("Fund") is a separate investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of this Fund and the Smith Barney Intermediate Maturity New York Municipals Fund. The financial statements and financial highlights for this other fund is presented in a separate semi-annual report.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, organization costs have been deferred and are being amortized on a straight line basis over a five-year period, beginning with the commencement of the Fund's operations in December 1991.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     2. PORTFOLIO CONCENTRATION

     Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
        AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 1997, SBMFM waived $29,622 of its investment advisory fees.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 1997, SBMFM waived $19,748 of its administration fees.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended May 31, 1997, SB received sales charges of approximately $17,000 on sales of the Fund's Class A shares.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and C shares, calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.20%.

     For the six months ended May 31, 1997, total Distribution Plan fees were:

                                                        Class A         Class C
================================================================================
Distribution Plan Fees                                  $18,432         $4,511
================================================================================

     All officers and one Trustee of the Fund are employees of SB.

     4. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

===============================================================================
Notes to Financial Statements (unaudited) (continued)
===============================================================================

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     5. INVESTMENTS

     For the six months ended May 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                            $1,071,425
-------------------------------------------------------------------------------
Sales                                                                   277,000
===============================================================================

     At May 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                        $1,082,063
Gross unrealized depreciation                                           (18,696)
-------------------------------------------------------------------------------
Net unrealized appreciation                                          $1,063,367
===============================================================================

     6. CAPITAL LOSS CARRYFORWARDS

     At November 30, 1996, the Fund had for Federal tax purposes approximately $986,000 of capital loss carryforwards available, subject to certain limitations, to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     The amount and year of expiration for each carryforward loss is indicated below:

                                        11/30/01       11/30/02      11/30/03
===============================================================================
Capital Loss Carryforwards               $22,000       $695,000      $269,000
===============================================================================

     7. SHARES OF BENEFICIAL INTEREST

     As of May 31, 1997, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     At May 31, 1997, total paid-in capital amounted to the following for each class:

                                     Class A          Class C         Class Y
===============================================================================
Total Paid-in Capital              $24,730,105      $2,661,815       $235,845
===============================================================================

===============================================================================
Notes to Financial Statements (unaudited) (continued)
===============================================================================

     Transactions in shares of each class were as follows:

                               Six Months Ended              Year Ended
                                 May 31, 1997             November 30, 1996
                           -----------------------      ----------------------
                           Shares         Amount        Shares        Amount
===============================================================================
Class A
Shares sold                180,540      $1,530,156      411,844    $ 3,492,374
Shares issued on
   reinvestment             38,800         327,807       96,895        816,607
Shares redeemed           (168,202)     (1,424,106)    (710,606)    (6,007,948)
-------------------------------------------------------------------------------
Net Increase (Decrease)     51,138      $  433,857     (201,867)   $(1,698,967)
===============================================================================

Class C
Shares sold                 38,520      $  325,547       84,737    $   714,019
Shares issued on
   reinvestment              4,499          37,960       10,006         84,206
Shares redeemed            (32,865)       (278,554)     (53,891)      (454,216)
-------------------------------------------------------------------------------
Net Increase                10,154      $   84,953       40,852    $   344,009
===============================================================================

Class Y
Shares sold                     --              --           --             --
Shares issued on
   reinvestment                657      $    5,547        1,521    $    12,834
Shares redeemed                 --              --           --             --
-------------------------------------------------------------------------------
Net Increase                   657      $    5,547        1,521    $    12,834
===============================================================================

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                    1997(1)           1996           1995           1994           1993         1992(2)
========================================================================================================================
Net Asset Value,
  Beginning of Period              $8.55            $8.53          $7.80          $8.50          $8.04          $7.90
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment income (3)         0.20             0.40           0.40           0.39           0.39           0.35
  Net realized and
    unrealized gain (loss)         (0.08)            0.02           0.73          (0.69)          0.46           0.14
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                   0.12             0.42           1.13          (0.30)          0.85           0.49
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.20)           (0.40)         (0.40)         (0.39)         (0.39)         (0.35)
  Net realized gains                --               --             --            (0.01)          --             --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                (0.20)           (0.40)         (0.40)         (0.40)         (0.39)         (0.35)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                    $8.47            $8.55          $8.53          $7.80          $8.50          $8.04
------------------------------------------------------------------------------------------------------------------------
Total Return                        1.42%++          5.05%         14.84%         (3.65)%        10.70%          6.33%++
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (000s)                  $24,755          $24,537        $26,211        $25,359        $32,514        $10,667
------------------------------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses (3)                      0.75%+           0.77%          0.75%          0.75%          0.72%          0.65%+
  Net investment income             4.73+            4.69           4.89           4.73           4.45           4.81+
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                1%              15%             8%            39%            16%            46%
========================================================================================================================

(1)  For the six months ended May 31, 1997 (unaudited).
(2)  For the period from December 31, 1991 (inception date) to November 30,
     1992.
(3) The investment adviser and administrator waived all or part of their fees for the six months ended May 31, 1997, the four years ended November 30, 1996 and the period ended November 30, 1992. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                               Expense Ratios
                           Per Share Decreases to                           Without Fee Waivers
                            Net Investment Income                            and Reimbursements
                --------------------------------------------   ---------------------------------------------
                1997    1996    1995    1994    1993    1992   1997     1996    1995    1994    1993    1992
                ----    ----    ----    ----    ----    ----   ----     ----    ----    ----    ----    ----
     Class A   $0.02   $0.07   $0.03   $0.04   $0.07   $0.11   1.10%+   1.54%   1.16%   1.24%   1.49%   2.18%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                                 1997(1)         1996          1995          1994(2)
===================================================================================================
Net Asset Value, Beginning of Period           $8.54           $8.52         $7.80         $7.76
---------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                      0.19            0.38          0.38          0.01
  Net realized and unrealized gain(loss)       (0.08)           0.02          0.72          0.05**
---------------------------------------------------------------------------------------------------
Total Income From Operations                    0.11            0.40          1.10          0.06
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.19)          (0.38)        (0.38)        (0.02)
---------------------------------------------------------------------------------------------------
Total Distributions                            (0.19)          (0.38)        (0.38)        (0.02)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $8.46           $8.54         $8.52         $7.80
---------------------------------------------------------------------------------------------------
Total Return                                    1.32%++         4.84%        14.36%         0.72%++
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $2,669          $2,607        $2,254           $45
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                                  0.96%+          0.98%         0.98%         0.95%+
  Net investment income                         4.52+           4.48          4.54          4.53+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            1%             15%            8%           39%
===================================================================================================

(1)  For the six months ended May 31, 1997 (unaudited).
(2)  For the period from November 8, 1994 (inception date) to November 30, 1994.
(3) The investment adviser and administrator waived all or part of their fees for the six months ended May 31, 1997, the two years ended November 30, 1996 and the period ended November 30, 1994. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended Novemebr 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                         Expense Ratios
                    Per Share Decreases to             Without Fee Waivers
                     Net Investment Income              and Reimbursements
                   -------------------------        --------------------------
                   1997   1996   1995   1994        1997    1996   1995   1994
                   ----   ----   ----   ----        ----    ----   ----   ----
     Class C      $0.02  $0.07  $0.03  $0.00*       1.31%+  1.75%  1.39%  1.44%+

*    Amount represents less than $0.01 per share.
** The amount in this caption for each share outstanding throughout the period may not accord with the change in aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                                1997(1)       1996        1995(2)
================================================================================
Net Asset Value, Beginning of Period          $8.56         $8.54       $8.39
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                     0.21          0.41        0.09
  Net realized and unrealized gain (loss)     (0.08)         0.02        0.15
--------------------------------------------------------------------------------
Total Income From Operations                   0.13          0.43        0.24
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.21)        (0.41)      (0.09)
--------------------------------------------------------------------------------
Total Distributions                           (0.21)        (0.41)      (0.09)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                $8.48         $8.56       $8.54
--------------------------------------------------------------------------------
Total Return                                   1.51%++       5.22%       2.92%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $278          $274        $261
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                                 0.57%+        0.59%       0.58%+
  Net investment income                        4.91+         4.87        4.74+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                           1%           15%          8%
================================================================================

(1)  For the six months ended May 31, 1997 (unaudited).
(2)  For the period from September 8, 1995 (inception date) to November 30,
     1995.
(3) The investment adviser and administrator waived all or part of their fees for the six months ended May 31, 1997, the year ended November 30, 1996 and the period ended November 30, 1995. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                           Expense Ratios
                            Per Share Decrease to       Without Fee Waivers
                            Net Investment Income        and Reimbursements
                            ---------------------       -------------------
                             1997   1996   1995         1997    1996   1995
                             ----   ----   ----         ----    ----   ----
     Class Y                $0.02  $0.07  $0.03         0.92%+  1.36%  0.99%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                      [This page intentionally left blank]

SMITH BARNEY
INTERMEDIATE
MATURITY
CALIFORNIA
MUNICIPALS
FUND


Trustees
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus


Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
---------------------------------
A Member of TravelersGroup [LOGO]


Investment Adviser and
Administrator
Smith Barney Mutual Funds
Management Inc.


Distributor
Smith Barney Inc.


Custodian
PNC Bank, N.A.


Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Intermediate Maturity California Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


SMITH BARNEY
INTERMEDIATE MATURITY
CALIFORNIA
MUNICIPALS FUND

388 Greenwich Street
New York, New York 10013

FD2400 7/97




SEMI-ANNUAL REPORT


SMITH BARNEY
INTERMEDIATE
MATURITY
NEW YORK
MUNICIPALS
FUND

----------------------------------
May 31, 1997

[LOGO] SMITH BARNEY MUTUAL FUNDS
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") for the period ended May 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow.

Fund's Performance and Investment Strategy

For the six months ended May 31, 1997, the Class A shares of the Fund generated a total return of 1.54% and outperformed the Fund's Lipper Analytical Services Inc. intermediate-term municipals peer group average total return of 1.28% for the same period. (Lipper Analytical Services, Inc. is an independent fund tracking organization.)

During the reporting period, the Fund continued to maintain its emphasis on high credit quality. As of May 31, 1997, roughly 95.2% of the Fund's holdings were rated investment grade with 43.2% of these investments rated AAA. (An investment -grade security is a security with a rating of BBB/Baa or better from Standard & Poor's Ratings Service or Moody's Investors Service, Inc., respectively, two major credit report and bond rating agencies.)

In addition, the Fund paid income dividends totaling $0.21 per Class A share during the reporting period. Based on a net asset value (NAV) of $8.39 and a current monthly income dividend of roughly $0.035 per Class A share, this equates to an annualized distribution rate of 5.01%. For a New York resident in the combined state and federal income tax bracket of 40.62%, the Fund's tax-free yield of 5.01% is equivalent to a taxable yield of 8.44%. (This figure assumes an investor is in the federal tax bracket of 36%, which constitutes approximately 10% of all U.S. taxpayers according to the Internal Revenue Service.)

As an intermediate-term municipal bond fund, the weighted average maturity of the Fund's securities will normally not exceed ten years. As of May 31, 1997, the Fund's weighted average maturity was approximately 8.1 years. Also at the end of the reporting period, the Fund's assets were allocated among the following types of municipal bond issues: transportation bonds (18.1%), education bonds (15.2%), and general obligation bonds (13.6%).

We continue to follow an investment strategy that emphasizes high-quality issues, good call protection and broad sector diversification. Generally, we focus on the coupon, maturity and call features of the Fund's holdings rather than the specific purpose for which the bond is being issued. Moreover, we continue to slightly extend the average life of the Fund's holdings to take advantage of the higher income stream from the longer-term issues.

New York Economic Highlights

The economic recovery of New York state, and particularly New York City, has continued, led primarily by Wall Street and the financial services industries. Moreover, both the state and city administrations have been successful in their efforts to create a more efficient government and a more favorable business environment. In the case of New York state, this downsizing has been accomplished mainly through attrition and retirement incentives. Furthermore, New York now leads the nation in reducing taxes for both residents and businesses.

Personal income growth in the Empire State remains strong, averaging well over 4.5% a year and income levels are nearly 20% above the national average. Yet, like many states in the Northeast region, job growth still lags national averages. Although down slightly from the previous year, the New York state unemployment rate was about 6.2% in 1996, almost 1% higher than the national average. Nevertheless, New York continues to earn a single A-minus and A3 rating for its general obligation debt from Standard & Poor's Ratings Service and Moody's Investors Services, respectively, indicating their generally positive outlook for the Empire State's economic future. In our opinion, we believe that continued fiscal restraint along with an improving employment should benefit select New York municipal bonds.

Market Update and Outlook

The U.S. economy continued to grow steadily during the course of the year. Yet conflicting official economic reports released during the year led many investors to vacillate between a view of a slowing U.S. economy and one that was beginning to overheat, which in turn led to considerable volatility in the bond markets. However, since the beginning of 1997, many economic indicators showed that the U.S. economy was expanding at a brisk pace. In response to a steady stream of government economic reports, the Federal Reserve Board ("Fed") raised the federal funds rate by 25 basis points, or 0.25% in March of this year. (The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.)

Although many investors had expected an additional tightening of Fed monetary policy at its May or July meetings, the Fed declined to raise interest rates on both occasions. In our opinion, a positive inflation outlook and recent signs of a softening U.S. economy led to the Fed's decision to leave rates unchanged.

However, we believe there is some risk of additional interest rate increases later on this year. Recently released government reports indicated that the U.S. economy grew at nearly a 5.8% annualized rate for the first quarter of 1997 compared to the already robust 3.8% annualized growth rate posted during the fourth quarter of 1996. These U.S. economic growth rates are well beyond the Fed's stated target range of approximately 2.5% annualized growth. Moreover, it's unclear if the U.S. economy will be able to slow down enough over the coming months to satisfy the Fed's concerns of possibly higher inflationary pressures.

In closing, thank you for your investment in the Smith Barney Intermediate Maturity New York Municipals Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon    /s/ Peter M. Coffey

Heath B. McLendon        Peter M. Coffey
Chairman                 Vice President and
                         Investment Officer

July 2, 1997

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                            Net Asset Value
                         ----------------------
                         Beginning       End       Income     Capital Gain        Total
Period Ended             of Period    of Period   Dividends   Distributions     Returns(1)
==========================================================================================
5/31/97                   $  8.47      $ 8.39      $ 0.21        $ 0.00          1.54%+
------------------------------------------------------------------------------------------
11/30/96                     8.48        8.47        0.41          0.00          4.85
------------------------------------------------------------------------------------------
11/30/95                     7.80        8.48        0.41          0.00         14.31
------------------------------------------------------------------------------------------
11/30/94                     8.54        7.80        0.40          0.02         (3.97)
------------------------------------------------------------------------------------------
11/30/93                     8.18        8.54        0.40          0.02          9.76
------------------------------------------------------------------------------------------
Inception* - 11/30/92        7.90        8.18        0.38          0.00          8.59+
==========================================================================================
Total                                               $2.21         $0.04
==========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                            Net Asset Value
                         ----------------------
                         Beginning       End       Income     Capital Gain        Total
Period Ended             of Period    of Period   Dividends   Distributions     Returns(1)
==========================================================================================
5/31/97                  $  8.47      $ 8.39      $ 0.20         $ 0.00           1.44%+
------------------------------------------------------------------------------------------
11/30/96                    8.48        8.47        0.39           0.00           4.64
------------------------------------------------------------------------------------------
Inception* - 11/30/95       7.87        8.48        0.38           0.00          13.01+
==========================================================================================
Total                                             $ 0.97         $ 0.00
==========================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
                                                         -----------------------
                                                         Class A        Class C
================================================================================
Six Months Ended 5/31/97+                                 1.54%          1.44%
--------------------------------------------------------------------------------
Year Ended 5/31/97                                        7.10           6.88
--------------------------------------------------------------------------------
Five Years Ended 5/31/97                                  6.19           N/A
--------------------------------------------------------------------------------
Inception* through 5/31/97                                6.31           7.56
================================================================================

                                                           With Sales Charge(2)
                                                         -----------------------
                                                         Class A        Class C
================================================================================
Six Months Ended 5/31/97+                                (0.45)%         0.44%
--------------------------------------------------------------------------------
Year Ended 5/31/97                                        4.93           5.88
--------------------------------------------------------------------------------
Five Years Ended 5/31/97                                  5.77           N/A
--------------------------------------------------------------------------------
Inception* through 5/31/97                                5.92           7.56
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 5/31/97)                            39.31%
--------------------------------------------------------------------------------
Class C (Inception* through 5/31/97)                            19.96
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.

 + Total return is not annualized, as it may not be representative of the total return for the year.

 * Inception dates for Class A and C shares are December 31, 1991 and December 5, 1994, respectively.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

             Growth of $10,000 Invested in Class A Shares of the
          Smith Barney Intermediate Maturity New York Municipals Fund
               vs. Lehman Brothers 10 Year Municipal Bond Index
           and Lipper Analytical Services, Inc. Peer Group Average+
--------------------------------------------------------------------------------
                           December 1991 -- May 1997

                                   [GRAPHIC]

             Smith Barney        Lehman Brothers
          Intermediate Maturity  10 Year Municipal       Lipper Peer
             NY Municipals       Bond Fund Index        Group Average

12/31/91       $ 9,802               $10,000               $10,000
11/92           10,644                10,767                10,685
11/93           11,683                12,028                11,625
11/94           11,219                11,491                11,230
11/95           12,824                13,623                12,796
11/96           13,447                14,394                13,383
5/31/97         13,654                14,637                13,554

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 1997. The Lehman Brothers 10 Year Municipal Bond Index is a broad-based index comprised of approximately 5,200 bonds totaling approximately $63 billion in market capitalization. The bonds are all municipal bonds with an average maturity of 9.8 years, an average yield of 4.93% and a duration of 7.08 years. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper Analytical Services, Inc. Peer Group Average is an average of the Fund's peer group of mutual funds (23 funds as of May 31, 1997) investing in intermediate maturity New York tax-exempt bonds. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                May 31, 1997
--------------------------------------------------------------------------------

Industry Breakdown

                            [GRAPHIC APPEARS HERE]

Education                  15.2%
General Obligation         13.6%
Government Facilities       8.1%
Hospitals                   9.9%
Industrial Development      7.2%
Other                      14.7%
Pollution Control           4.7%
Transportation             18.1%
Finance                     3.4%
Water & Sewer               5.1%

Summary of Investments by Combined Ratings

                           Standard &                Percentage of
Moody's         and/or       Poor's                Total Investments*
=====================================================================

  Aaa                         AAA                         43.2%
  Aa                          AA                          11.8
  A                           A                           21.4
  Baa                         BBB                         18.8
  B                           B                            0.2
  NR                          NR                           4.6
                                                         -----
                                                         100.0%
                                                         =====

*       20.0% of total investments were rated by Fitch Investor Services Inc.:
        17.9% were A rated and 2.1% were BBB rated.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                May 31, 1997
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING                   SECURITY                                VALUE
====================================================================================
Education -- 15.2%

$  400,000   AAA      Albany City School District, Series B,
                        MBIA-Insured, 6.000% due 12/15/00                 $  419,500
   200,000   AAA      Canandaigua City School District,
                        AMBAC-Insured, 6.400% due 6/1/99                     208,250
   200,000   AAA      Central Square Central School District,
                        FGIC-Insured, 6.500% due 6/15/99                     208,750
 1,000,000   A++      City University of New York COP,
                        John Jay College, 6.000% due 8/15/06               1,038,750
 2,000,000   AAA      New York Educational Construction Fund,
                        Series A, MBIA-Insured, 6.500% due 4/1/04 (a)      2,202,500
                      New York State Dormitory Authority, Revenue Bonds:
 1,000,000   AAA        Barnard College, AMBAC-Insured, 5.250% due 7/1/16    958,750
   500,000   AAA        College and University Educational Loan,
                           MBIA-Insured, 6.200% due 7/1/01 (b)               530,625
   750,000   AA         Manhattan College, Asset-Insured, 5.900% due 7/1/02  786,563
   985,000   AAA      New York State Urban Development Corp.,
                       (Higher Education Project), MBIA-Insured, 5.300%
                        due 4/1/04                                         1,009,625
   100,000   AAA      Wappingers Central School District, AMBAC-Insured,
                        6.250% due 12/1/99                                   104,500
------------------------------------------------------------------------------------
                                                                           7,467,813
------------------------------------------------------------------------------------
Finance -- 3.4%
                      City of Troy, Municipal Assistance Corp.,
                        MBIA-Insured:
 1,080,000   AAA        Series A, 5.000% due 1/15/08                       1,069,200
 1,990,000   AAA        Series B, zero coupon due 1/15/19                    589,538
------------------------------------------------------------------------------------
                                                                           1,658,738
------------------------------------------------------------------------------------
General Obligation -- 13.6%
                      Buffalo GO:
   100,000   AAA        FGIC-Insured, 5.800% due 2/1/00                      103,375
   205,000   AAA        Series A, MBIA-Insured, 5.900% due 4/1/01            214,481
   385,000   AAA        Series B, MBIA-Insured, 5.900% due 4/1/01            402,806
   250,000   AAA      Erie County Public Improvement Project, GO,
                        FGIC-Insured, 5.500% due 1/15/00                     255,937
   495,000   Baa*     Jamestown GO, Series A, 7.000% due 3/15/00             521,606
 1,000,000   Aa*      Monroe County Public Improvement Project GO,
                        Series A, 6.000% due 3/1/18                        1,055,000
 1,000,000   AAA      Nassau County GO, Combined Sewer District, Series E,
                        MBIA-Insured, 5.400% due 5/1/10                    1,020,000
                      New York City GO:
 2,000,000   A++        Series A, 7.000% due 8/1/04 (a)                    2,192,500
   500,000   A++        Series B, 6.250% due 10/1/01                         522,500
                      Oyster Bay GO, FGIC-Insured:
   200,000   AAA        Series B, 6.400% due 2/1/99                          206,500
   150,000   AAA        Series C, 6.300% due 10/1/99                         156,562
------------------------------------------------------------------------------------
                                                                           6,651,267
------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1997
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING                   SECURITY                                VALUE
====================================================================================
Government Facilities -- 8.1%
                      New York State Urban Development, Correctional
                        Facilities:
$1,900,000   A++        Series A, 6.500% due 1/1/09                       $2,071,000
                        Series 3:
 1,230,000   A++          6.700% due 1/1/99                                1,271,513
   595,000   A++          6.800% due 1/1/00                                  625,494
------------------------------------------------------------------------------------
                                                                           3,968,007
------------------------------------------------------------------------------------
Hospitals -- 9.9%
   100,000   B1*      Monroe County IDA, Genesee Hospital, Series A,
                        6.500% due 11/1/99                                   101,750
                      New York State Dormitory Authority, Revenue
                        Bonds:
   270,000   AA         Genesee Valley, Series B, FHA-Insured,
                          6.300% due 8/1/02                                  290,925
 1,000,000   BBB+       Mental Health Services, 6.000% due 2/15/12         1,037,500
   500,000   BBB++      Nyack Hospital, Series A, 6.250% due 7/1/13          511,875
                      New York State Medical Care Facilities, Revenue
                        Bonds:
   725,000   BBB+       Health Services Facility, 6.100% due 2/15/02         759,439
   815,000   AAA        Hospital and Nursing Home, Series A,
                          FHA-Insured, 5.500% due 8/15/04                    840,469
                        Methodist Hospital, FHA-Insured:
   250,000   BBB        Secured Hospital, Series 1991A, 6.625% due 8/15/98   255,625
   575,000   AA         Series A, 6.000% due 8/15/02                         605,906
   460,000   AA         Series C, 5.900% due 8/15/02                         477,250
------------------------------------------------------------------------------------
                                                                           4,880,739
------------------------------------------------------------------------------------
Housing: Multi-Family -- 3.2%
 1,000,000   AA       New York State Housing Corp., (Battery Park City
                        Project), 6.000% due 11/1/03                       1,047,500
   500,000   Aa*      North Tonawanda Housing Development Corp.,
                        Mortgage Revenue, Bishop Gibbons, Series B,
                        FHA-Insured, 6.350% due 12/15/02                     523,125
------------------------------------------------------------------------------------
                                                                           1,570,625
------------------------------------------------------------------------------------
Industrial Development -- 7.2%
   500,000   BBB++    New York City IDA, Civil Facilities Revenue,
                        (YMCA Greater NY Project), 6.000% due 8/1/07         516,250
   750,000   A+ ++    United Nations Development Corp., Series A,
                        6.000% due 7/1/12                                    764,062
                      Westchester County IDA :
 1,000,000   AAA        Resource Recovery Revenue, (Westchester Resco Co.
                          Project), AMBAC-Insured, 6.000% due 7/1/09 (b)   1,052,500
 1,170,000   NR         Revenue Bonds, (AGR Realty Company Project),
                          5.750% due 1/1/02                                1,194,863
------------------------------------------------------------------------------------
                                                                           3,527,675
------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1997
--------------------------------------------------------------------------------


   FACE
  AMOUNT    RATING                   SECURITY                                VALUE
====================================================================================
Life Care Systems -- 3.0%
$  750,000   AA       New York State Dormitory Authority Revenue,
                        Hebrew Home for the Aged, FHA-Insured,
                        5.625% due 2/1/17                                 $  759,375
   700,000   AAA      New York State Medical Care Facilities Finance Agency,
                        Long-Term Health Care Facilities,
                        Series D, CGIC-Insured, 5.750% due 11/1/02           735,875
------------------------------------------------------------------------------------
                                                                           1,495,250
------------------------------------------------------------------------------------
Miscellaneous -- 4.1%
   500,000   A        Capital District Youth Center Lease Revenue, LOC Key Bank,
                        6.000% due 2/1/17                                    498,125
   300,000   A++      New York State COP, 6.900% due 3/1/98                  305,562
                      New York State Municipal Bond Bank Agency,
                        Special Program Revenue:
   925,000   BBB+         Buffalo, Series A, 6.500% due 3/15/00              962,000
   250,000   A+           Rochester, Series A, 6.300% due 3/15/00            258,750
------------------------------------------------------------------------------------
                                                                           2,024,437
------------------------------------------------------------------------------------
Pollution Control -- 4.7%
                      New York State Environmental Facilities Corp., Series A:
   500,000   AAA        PCR, 5.950% due 3/15/02                              528,125
   155,000   Baa1*      Resource Recovery Revenue, (Huntington Project),
                          7.375% due 10/1/99 (b)                             161,394
   245,000   Baa*     North Country Development Authority, Solid Waste
                        Management Systems Revenue,
                        Series A, 6.500% due 7/1/01                          253,575
                      Oneida-Herkimer Solid Waste Management Authority:
   530,000   Baa*       5.900% due 4/1/98                                    533,678
   800,000   Baa*       6.300% due 4/1/01                                    822,000
------------------------------------------------------------------------------------
                                                                           2,298,772
------------------------------------------------------------------------------------
Pre-Refunded(c) -- 0.6%
   295,000   AAA      North Country, Development Authority, Solid Waste
                        Management Systems Revenue, Series A,
                        (Call 7/1/99 @ 102), 6.500% due 7/1/01               313,438
------------------------------------------------------------------------------------
Public Facilities -- 1.3%
   600,000   AAA      Puerto Rico Public Buildings Authority, Public Education
                        and Health Facilities Refunding, Series K,
                        FGIC-Insured, 6.000% due 7/1/01                      637,500
------------------------------------------------------------------------------------
Transportation -- 18.1%
   750,000   AAA      Government of Guam, Limited Obligation, Highway
                        Revenue, Series A, FSA-Insured, 5.900% due 5/1/02    794,062
                      Guam Transportation Authority Revenue, Series A:
   560,000   BBB        5.700% due 10/1/01                                   571,200
   300,000   BBB        5.900% due 10/1/02                                   308,625

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    May 31, 1997
--------------------------------------------------------------------------------


   FACE
  AMOUNT    RATING                   SECURITY                                VALUE
====================================================================================
Transportation -- 18.1% (continued)
                      Metropolitan Transportation Authority, New York Service
                        Contract, Transit Facilities, Series 5:
$  735,000   Baa1*        6.100% due 7/1/98                               $  749,883
   200,000   Baa1*        6.250% due 7/1/99                                  207,250
 1,000,000   Baa1*    New York State Thruway Authority, Service Contract,
                        Local Highway and Bridges, 6.000% due 4/1/02       1,040,000
   600,000   AAA      Niagara Falls Bridge Commission Toll Revenue, Series B,
                        FGIC-Insured, 5.250% due 10/1/15                     586,500
 2,000,000   AAA      Niagara Frontier Transportation Authority, Greater Buffalo
                        International Airport, Series B, AMBAC-Insured,
                        5.750% due 4/1/04(b)                               2,077,500
 1,000,000   NR       Port Authority of New York & New Jersey, Revenue
                        Bonds, 6.750% due 10/1/11 (b)                      1,053,750
   920,000   A        Syracuse COP, Hancock International Airport,
                        6.300% due 1/1/02(b)                                 983,250
   500,000   AAA      Triborough Bridge & Tunnel Authority, Special Obligation
                        Refunding, Series A, MBIA-Insured,
                        6.100% due 1/1/00                                    520,625
------------------------------------------------------------------------------------
                                                                           8,892,645
------------------------------------------------------------------------------------
Utilities -- 2.5%
   250,000   Aa*      New York State Power Authority and General Purpose
                        Revenue, Series Z, 5.850% due 1/1/00                 258,437
 1,000,000   AAA      Puerto Rico Electric Power Authority, Power Revenue,
                        Series AA, MBIA-Insured, 5.375% due 7/1/27           971,250
------------------------------------------------------------------------------------
                                                                           1,229,687
------------------------------------------------------------------------------------
Water & Sewer -- 5.1%
 1,390,000   AAA      Suffolk County Southwest Sewer District GO, MBIA-Insured,
                        6.000% due 2/1/07                                  1,492,512
 1,000,000   AAA      Suffolk County Water Authority, Waterworks Revenue,
                        MBIA-Insured, 5.100% due 6/1/09                      998,750
------------------------------------------------------------------------------------
                                                                           2,491,262
------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $47,526,075**)                            $49,107,855
====================================================================================

(a) Security segregated by Custodian for open purchase commitment.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds are escrowed with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
++  Fitch Investor Services Inc. rating.
** Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 12 and 13 for definition of ratings and certain security descriptions.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

ABAG   --      Association of Bay Area Governments
AIG    --      American International Guaranty
AMBAC  --      American Municipal Bond Assurance Corporation
BIG    --      Bond Investors Guaranty
CGIC   --      Capital Guaranty Insurance Company
COP    --      Certificate of Participation
EDA    --      Economic Development Authority
FGIC   --      Financial Guaranty Insurance Company
FHA    --      Federal Housing Administration
FHLMC  --      Federal Home Loan Mortgage Corporation
FLAIRS --      Floating Adjustable Interest Rate Securities
FNMA   --      Federal National Mortgage Association
FSA    --      Financial Security Assurance
GIC    --      Guaranteed Investment Contract
GNMA   --      Government National Mortgage Association
GO     --      General Obligation
HFA    --      Housing Finance Authority
IDA    --      Industrial Development Authority
IDB    --      Industrial Development Board
IDR    --      Industrial Development Revenue
INFLOS --      Inverse Floaters
LOC    --      Letter of Credit
MBIA   --      Municipal Bond Investors Assurance Corporation
MVRICS --      Municipal Variable Rate Inverse Coupon Security
PCR    --      Pollution Control Revenue
RIBS   --      Residual Interest Bonds
VA     --      Veterans Administration
VRDD   --      Variable Rate Daily Demand
VRWE   --      Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    May 31, 1997
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $47,526,075)                       $49,107,855
  Interest receivable                                                   815,594
  Receivable from investment adviser                                     93,979
--------------------------------------------------------------------------------
  Total Assets                                                       50,017,428
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                     209,186
  Payable to bank                                                        80,762
  Distribution fees payable                                               1,855
  Accrued expenses                                                       21,436
--------------------------------------------------------------------------------
  Total Liabilities                                                     313,239
--------------------------------------------------------------------------------
Total Net Assets                                                    $49,704,189
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     5,922
  Capital paid in excess of par value                                49,949,199
  Undistributed net investment income                                     1,089
  Accumulated net realized loss from security transactions           (1,833,801)
  Net unrealized appreciation of investments                          1,581,780
--------------------------------------------------------------------------------
Total Net Assets                                                    $49,704,189
================================================================================
Shares Outstanding:
  Class A                                                             5,743,662
  ------------------------------------------------------------------------------
  Class C                                                               178,717
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                          $8.39
  ------------------------------------------------------------------------------
  Class C*                                                                $8.39
  ------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 2.04% of net asset value per share)               $8.56
================================================================================

* Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended May 31, 1997

INVESTMENT INCOME:
  Interest                                                          $ 1,388,451
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                      74,545
  Administration fees (Note 2)                                           49,697
  Distribution fees (Note 2)                                             38,665
  Shareholder communications                                             20,000
  Trustees' fees                                                         16,100
  Registration fees                                                      15,000
  Shareholder and system servicing fees                                  14,843
  Audit and legal                                                        10,800
  Pricing service fees                                                    4,623
  Custody                                                                 1,612
  Amortization of deferred organization costs                             1,003
  Other                                                                   1,798
--------------------------------------------------------------------------------
  Total Expenses                                                        248,686
  Less: Investment advisory and administration fee waivers (Note 2)     (85,618)
--------------------------------------------------------------------------------
  Net Expenses                                                          163,068
--------------------------------------------------------------------------------
Net Investment Income                                                 1,225,383
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):

  Realized Gain From Security Transactions
  (excluding short-term securities):

  Proceeds from sales                                                12,023,157
  Cost of securities sold                                            11,993,888
-------------------------------------------------------------------------------
  Net Realized Gain                                                      29,269
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                               2,071,461
    End of period                                                     1,581,780
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                              (489,681)
--------------------------------------------------------------------------------
Net Loss on Investments                                                (460,412)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $    764,971
================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended May 31, 1997 (unaudited) and the Year Ended November 30, 1996

                                                        1997            1996
================================================================================
OPERATIONS:
  Net investment income                            $ 1,225,383      $ 2,502,414
  Net realized gain (loss)                              29,269          (75,989)
  Decrease in net unrealized appreciation             (489,681)         (60,433)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations               764,971        2,365,992
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                             (1,230,837)      (2,496,331)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                   (1,230,837)      (2,496,331)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                   4,180,175        4,707,959
  Net asset value of shares issued
    for reinvestment of dividends                      696,774        1,697,310
  Cost of shares reacquired                         (5,253,570)      (8,689,089)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                           (376,621)      (2,283,820)
--------------------------------------------------------------------------------
Decrease in Net Assets                                (842,487)      (2,414,159)

NET ASSETS:
  Beginning of period                               50,546,676       52,960,835
--------------------------------------------------------------------------------
  End of period*                                  $ 49,704,189     $ 50,546,676
================================================================================
* Includes undistributed net investment income of:      $1,089           $6,543
================================================================================


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

  1. SIGNIFICANT ACCOUNTING POLICIES

  Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") is a separate investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of this Fund and the Smith Barney Intermediate Maturity California Municipals Fund. The financial statements and financial highlights for this other fund is presented in a separate semi-annual report.

  The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; investment advisory fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

  In addition, organization costs have been deferred and have been amortized on a straight line basis over a five year period, beginning with the commencement of the Fund's operations in December 1991. Therefore, as of May 31, 1997, the amortization of the deferred organization costs had been completed.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

  2.  INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
      AGREEMENT AND OTHER TRANSACTIONS

  Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 1997, SBMFM waived $51,371 of its investment advisory fee.

  SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 1997, SBMFM waived $34,247 of its administration fee.

  Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended May 31, 1997, SB received sales charges of approximately $98,000 on purchases of the Fund's Class A shares.

  There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within one year from initial purchase. For the six months ended May 31, 1997, CDSCs paid to SB for Class C shares were approximately $1,000.

  Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and C shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.20% of the average daily net assets. For the six months ended May 31, 1997, total Distribution Plan fees incurred were:


                                                Class A   Class C
================================================================================
Distribution Plan Fees                          $36,228   $2,437
================================================================================

  All officers and one Trustee of the Fund are employees of SB.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

  3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

  The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

  Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

  4. FUND CONCENTRATION

  Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risk, associated with economic, political or legal developments or industrial or regional matters specifically affecting New York.

  5. INVESTMENTS

  For the six months ended May 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $12,033,057
--------------------------------------------------------------------------------
Sales                                                                12,023,157
================================================================================


  At May 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $1,585,491
Gross unrealized depreciation                                           (3,711)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $1,581,780
================================================================================

  6. CAPITAL LOSS CARRYFORWARD

  At November 30, 1996, the Fund had, for Federal income tax purposes, approximately $1,863,000 of loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

                                   2002           2003          2004
======================================================================
Carryforward Amounts            $1,450,000      $337,000       $76,000
======================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

  7. Shares of Beneficial Interest

  As of May 31, 1997, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

  At May 31, 1997, total paid-in capital amounted to the following for each class:

                                                      Class A          Class C
================================================================================
Total Paid-in Capital                               $48,456,494      $1,498,627
================================================================================

  Transactions in shares of each class were as follows:

                                      Six Months Ended                  Year Ended
                                        May 31, 1997                November 30, 1996
                                    ----------------------      ------------------------
                                    Shares        Amount           Shares       Amount
========================================================================================
Class A
Shares sold                         444,493    $ 3,737,141        452,026    $ 3,806,875
Shares issued on reinvestment        80,418        672,320        198,862      1,660,796
Shares redeemed                    (608,481)    (5,106,273)    (1,024,421)    (8,544,418)
----------------------------------------------------------------------------------------
Net Decrease                        (83,570)   $  (696,812)      (373,533)   $(3,076,747)
========================================================================================
Class C
Shares sold                          52,756    $   443,034        107,515    $   901,084
Shares issued on reinvestment         2,924         24,454          4,379         36,514
Shares redeemed                     (17,686)      (147,297)       (17,498)      (144,671)
----------------------------------------------------------------------------------------
Net Increase                         37,994    $   320,191         94,396    $   792,927
========================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                              1997(1)  1996     1995       1994      1993    1992(2)
==================================================================================================
Net Asset Value,
   Beginning of Period                     $8.47    $8.48     $7.80     $8.54     $8.18      $7.90
--------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
   Net investment income (3)                0.21     0.41      0.41      0.40      0.40       0.38
   Net realized and
     unrealized gain (loss)                (0.08)   (0.01)     0.68     (0.72)     0.38       0.28
--------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                          0.13     0.40      1.09     (0.32)     0.78       0.66
--------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                   (0.21)   (0.41)    (0.41)    (0.40)    (0.40)     (0.38)
   Net realized gains                         --       --        --     (0.02)    (0.02)        --
--------------------------------------------------------------------------------------------------
Total Distributions                        (0.21)   (0.41)    (0.41)    (0.42)    (0.42)     (0.38)
--------------------------------------------------------------------------------------------------
Net Asset Value,
   End of Period                           $8.39    $8.47     $8.48     $7.80     $8.54      $8.18
--------------------------------------------------------------------------------------------------
Total Return                                1.54%++  4.85%    14.31%    (3.97)%    9.76%      8.59%++
--------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (000s)                  $48,205  $49,355   $52,568   $62,090   $67,230    $24,543
--------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
   Expenses (3)                             0.65%+   0.66%     0.65%     0.65%     0.65%      0.65%+
   Net investment income                    4.94+    4.86      5.01      4.77      4.59       4.95+
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       24%      67%       --        68%       22%        68%
==================================================================================================

(1) For the six months ended May 31, 1997 (unaudited).
(2) For the period from December 31, 1991 (inception date) to November 30, 1992.
(3) The investment adviser has waived all or part of its fees for the six months ended May 31, 1997, the four years ended November 30, 1996 and the period ended November 30, 1992. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                        Per Share Decreases to                         Expense Ratios
                        Net Investment Income                        Without Fee Waivers
               ----------------------------------------   ----------------------------------------
               1997   1996   1995   1994    1993   1992   1997   1996   1995    1994   1993   1992
               ----   ----   ----   ----    ----   ----   ----   ----   ----    ----   ----   ----
Class A       $0.01  $0.04  $0.03  $0.03   $0.04  $0.06   1.00%+ 1.08%  0.97%   0.98%  1.10%  1.45%+

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                                 1997(1)          1996     1995(2)
================================================================================
Net Asset Value, Beginning of Period            $ 8.47        $ 8.48   $ 7.87
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income (3)                       0.20          0.39     0.38
  Net realized and unrealized gain (loss)        (0.08)        (0.01)    0.61
--------------------------------------------------------------------------------
Total Income From Operations                      0.12          0.38     0.99
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.20)        (0.39)   (0.38)
--------------------------------------------------------------------------------
Total Distributions                              (0.20)        (0.39)   (0.38)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 8.39        $ 8.47   $ 8.48
--------------------------------------------------------------------------------
Total Return                                      1.44%++       4.64%   13.01%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $1,499        $1,192     $393
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                                    0.87%+        0.88     0.86%+
  Net investment income                           4.72+         4.64     4.74+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                             24%           67%      --
================================================================================

(1) For the six months ended May 31, 1997 (unaudited).
(2) For the period from December 5, 1994 (inception date) to November 30, 1995.
(3) The investment adviser has waived all or part of its fees for the six months ended May 31, 1997, the year ended November 30, 1996 and the period ended November 30, 1995. If such fees were not waived, the per share effect on net investment income and expense ratios would have been as follows:

                Per Share Decreases to      Expense Ratios
                Net Investment Income    Without Fee Waivers
                ----------------------   -------------------
                  1997   1996   1995     1997    1996   1995
                  ----   ----   ----     ----    ----   ----
        Class C  $0.01  $0.02  $0.03     1.22%+  1.30%  1.19%+

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

                     [This page intentionally left blank]

                     [This page intentionally left blank]

SMITH BARNEY
INTERMEDIATE
MATURITY NEW YORK
MUNICIPALS FUND


Trustees
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus


Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
---------------------------------
A Member of TravelersGroup [LOGO]


Investment Adviser and Administrator
Smith Barney Mutual Funds
Management Inc.


Distributor
Smith Barney Inc.


Custodian
PNC Bank, N.A.


Shareholder
Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Intermediate Maturity New York Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
INTERMEDIATE MATURITY
NEW YORK
MUNICIPALS FUND

388 Greenwich Street
New York, New York 10013

FD2401 7/97